Prospectus Supplement	January 14, 2019

Putnam VT Global Health Care Fund
Prospectus dated April 30, 2018

Effective January 15, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective January 15, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Michael Maguire	2016	Putnam Management	Portfolio Manager, Analyst
		2009–Present

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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